UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 1, 2004


                      TRANSPORTATION LOGISTICS INT'L, INC.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


   Colorado                         0-25319                 84-1191355
  -------------------------------------------------------------------------
  (State of Incorporation)      (Commission Fle         (IRS Employer
                                 Number)                 Identification No.)


                 136 Freeway Drive East, East Orange, NJ 07018
                 ---------------------------------------------
                   (Address of principal executive offices)

                                (973) 266-7020
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition of Assets

     On October 1, 2004 Transportation Logistics acquired sixty percent (60%) of the capital stock of Compagnie Logistique de Transports Automobiles ("CLTA"). CLTA is a French corporation located in Nugent sur Oise, France. Its principal business is warehousing automobiles for Peugeot and Citroen, then completing the final dealer preparation work before the automobiles are delivered. CLTA also performs brake installation and testing of new cars for Peugeot.

     Transportation Logistics acquired the shares directly from CLTA, with the approval of the other shareholders in CLTA. Neither Transportation Logistics nor any of its affiliates had any prior relationship with either CLTA or its shareholders. Transportation Logistics paid CLTA a purchase price of $500,000 for the shares. Transportation Logistics also agreed to loan up to $500,000 to CLTA if requested by the Board of Directors of CLTA prior to December 31, 2004. Transportation Logistics also agreed to guarantee a lease of ten trucks/trailers needed to fulfill its new contract with CAT/Peugeot.

     Transportation Logistics borrowed the $500,000 purchase price from Kevin Waltzer. The terms on which the loan will be repaid are still being negotiated. Mr. Waltzer is a shareholder of Transportation Logistics. Transportation Logistics will soon appoint three of the five members of the CLTA Board of Directors, and Mr. Waltzer will be one of the three individuals appointed.

                                   EXHIBITS

1. Purchase Agreement dated September 15, 2004 among Compagnie Logistique de Transports Automobiles, Transportation Logistics Int'l, Inc., Mr. M. Marstal, Mr. S. Taleb, Mr. D. DeMaio and Mr. Jean-Claude Corre.

2. Financial Statements of Compagnie Logistique de Transports Automobiles - to be filed by amendment.

3.   Pro Forma Financial Statements - to be filed by amendment.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSPORTATION LOGISTICS INT'L, INC.


Dated: October 6, 2004            By:/s/ Michael Margolies
                                  --------------------------------
                                         Michael Margolies
                                         Chief Executive Officer